SUPPLEMENT DATED MARCH 1, 2001
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2001
                                       FOR
                PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITY

                       JACKSON NATIONAL SEPARATE ACCOUNT V

The following paragraph should be added to the first page of the prospectus:

STATUS OF OPTIONAL ENHANCED DEATH BENEFIT. With respect to IRAs, our understanding of current law is that the tax status of the Optional Enhanced Death Benefit is unclear. To resolve any uncertainty, we have asked the Internal Revenue Service to approve the use of the Optional Enhanced Death Benefit. We believe that use of the Optional Enhanced Death Benefit should not result in adverse tax treatment. We may, in our sole discretion and in compliance with our adopted procedures, accept IRA contributions to purchase a contract with optional benefits. However, WE CAN GIVE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL APPROVE THE USE OF THE OPTIONAL ENHANCED DEATH BENEFIT IN IRAS. THEREFORE, THE CONTRACT OWNERS BEAR THE RISK OF ANY ADVERSE TAX TREATMENT.

(To be used with VC3723 Rev. 05/01)


                                                                    V5536 02/02